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




Slide 1
Cover page

                                Xcel Energy Logo


                                Creating Value...
                Unlocking Opportunities for the New Millennium



NSP Logo                                               NCE Logo


Slide 2
                              Safe Harbor Language


- Some of the comments made today will be forward-looking statements that are subject to certain risks, uncertainties and assumptions

- Factors which could cause results to differ from our projections are described in NCE and NSP's Annual Reports and 10K's as well as NRG's 10K's

-    We would be pleased to provide these items upon request



Slide 3
                               Financial Benefits

 -    Accretive immediately
 -    Provides superior pro forma total return
         Enhanced EPS growth of 7% to 9%
         Attractive dividend income
 -    Increased balance sheet strength and flexibility
 -    Enhanced trading liquidity


Slide 4
                               Strategic Rationale

 -    Combines complementary businesses
 -    Increases scale and scope
 -    Positions Xcel Energy for competition and restructuring


Slide 5
                            Complementary Businesses

Bar Graph stating each company's Customers and Generation and the combined amounts.

       Customers      Generation
       (Millions)     (000's MWs)

NCE       5.0             8,231
NSP       2.0            15,818
Xcel      7.0            24,049


 -  NSP has built a sizable generation portfolio
 -  NCE has built a significant  domestic and international  customer base
 -  Xcel Energy is about taking advantage of these considerable strengths

Slide 6
                            Complementary Businesses-
                          Regulated Electric Operations

Bar Graphs stating average electric rates in Cents/Kwh

PSCo      5.8                 - NCE's retail electric rates are among the
SPS       4.6                   lowest in the nation
NCE       5.3                 - 2% customer growth
Region    6.4                 - 1.6 million electric customers
Industry  7.0

Bar Graphs stating average electric rates in Cents/Kwh

NSP-MN      5.8               - NSP's retail electric rates are very
NSP-WI      5.6                 competitive within a low cost region
NSP         5.7               - 1% customer growth
Region      5.9               - 1.5 million electric customers
Industry    7.0


Slide 7
                            Complementary Businesses
                            Regulated Gas Operations

Bar Graphs stating average gas rates in $/MMBtu

NCE     $4.30                 - NCE has the lowest gas rates in the region
Region  $5.26                 - 3% customer growth
                              - 1.0 million customers


Bar Graphs stating average gas rates in $/MMBtu

NSP      $4.89               - NSP has the second lowest gas rates in the
Region   $5.22                 region
                             - 3% customer growth
                             - 500,000 customers


Slide 8
                   Significant Electric and Gas Customer Base


NCE Pie Chart stating total of 5.0 million

40% Yorkshire Power Group Electric
 8% Yorkshire Power Group Gas
32% Electric
20% Gas

NSP Pie Chart stating total of 2.0 million

75% Electric
25% Gas

Xcel Energy Pie Chart stating total of 7.0 million

44% Electric
21% Gas
29% Yorkshire Power Group Electric
 6% Yorkshire Power Group Gas

Slide 9
                   Stable, International Distribution Business
                              Yorkshire Power Group

 -   NCE owns a 50% interest
 -   Consistent earnings contribution
        15% of NCE's 1998 EPS                          Map of United Kingdom and
 -   2.4 million gas and electric customers            Yorkshire Power Group
        400,000 gas customers acquired in              primary service territory
        previous eight months at low cost
 -   Provides competitive knowledge of
     deregulated marketplace
 -   Low-cost provider versus competing RECs



Slide 10
                     Sizeable, Balanced Generation Portfolio

Pie chart of each company's Regulated and Non-Regulated Generation percentages and the combined amounts.

     Regulated           Non-Regulated          Total
     ---------           -------------          -----

NCE       97%                 3%                8,231MW

NSP       45%                55%               15,818MW

Xcel      63%                37%               24,049MW


Slide 11
                            A Balanced Generation Mix

Pie chart of each company's generation mix by fuel source and the combined amounts

          Coal      Nuclear        Gas/Oil      Other        Total
          ----      -------        -------      -----        -----

NCE       59%         -             38%           3%         8,231MW

NSP       47%         9%            39%           5%        15,818MW

Xcel      51%         6%            39%           4%        24,049MW



Slide 12
                         Non-Regulated Generation Growth
                                   NRG Energy

 - One of the world's leading  independent power producers
 - 33% annual earnings growth  (1995-1998)
 - Competitive,  low cost  regional  positions
 - Low risk portfolio

Combined line graph of EPS and bar chart of MWs.

                1995      1996      1997      1998      1999E
                ----      ----      ----      ----      -----

EPS
contribution   $0.12      $0.15    $0.16      $0.28

MWs              999      1,326    2,637      3,042     8,669

Pie Chart of NRG Portfolio 1999E

North America  76%
Australia      15%
Europe          7%
Latin America   2%

Slide 13
                         Strategic Generation and Service Footprint




A map of the U.S. identifying the regulated service areas of NCE and NSP and specific non-regulated generation sites.



Slide 14

Creating Value                                        Unlocking Opportunities

NCE & NSP  Making Xcel Energy

                              Energy Supply        24,049    MW
                              Energy Delivery        $3.2 B  Electric Net Plant
                                                     $1.1 B  Gas Net Plant
                              Energy Transmission  17,079    Miles
                              Retail                  7.0    Million Customers


Slide 15
                      Financial Benefits from Merger

                                        Near-term       Mid-term       Long-term
                                      (0-18 months)  (18-36 months)   (>3 years)
                                      -------------  --------------   ----------

Deliver stand-alone results                X
Capture cost savings                       X                X              X
Earnings accretive upon close              X                X              X
Rationalize Non-Regulated businesses       X                X              X
Improve cash flow                          X                X              X
Utilize larger, high quality
 balance sheet                                              X              X
Strengthen competitive position            X                X              X
Attain large cap multiple                  X                X              X
Prepare for restructuring                                                  X


Slide 16
                                 Merger Savings


  -  $1.1 billion of net operating  expense savings over ten years
  -  30% of merger savings captured in the first three years

   Bar Chart                                      Pie Chart
Annual Net Merger Savings               Source of Merger Savings
   (Millions)
                                      Purchasing Economies       15%
2001      $ 75                        Operations & Support       10%
2002      $110                        Fuel Procurement/Joint
2003      $133                          Dispatch                  5%
                                      Integration of
                                       Corporate Functions       70%

Slide 17
                         Enhanced EPS Growth of 7% to 9%

Line Graph showing ranges of estimated EPS Growth Rates.

7-9% Growth Rate
With Merger
EPS Index         Year
---------         ----

100               2000        Non-Regulated contribution 3-4%
                              Merger Savings Contribution 1%
107-109           2001        Regulated Contribution 3-4%

115-119           2002

123-130           2003

131-141           2004


Pie Chart showing combined percentages of EPS contributions

       Non-Regulated       Regulated
       -------------       ---------
1998        12%                88%
2003        20%                80%



Slide 18
                           Attractive Dividend Income

Bar Graph of Dividend Payout

       1999E       Future
       -----       -------
NCE      70%
NSP      72%
Xcel                60-65%

 - Policy to provide  financial  flexibility and current income
 - $1.50 dividend to Xcel Energy and NSP shareholders
      -  Effectively $2.32 to NCE shareholders
 -  Target payout ratio of 60-65%


Slide 19
                         Increased Market Capitalization

Chart of the Market Capitalization for Investor-Owned Utilities in the U.S. showing the combined Market Capitalization of NCE and NSP to form Xcel is in excess of $8 billion. Dated as of May 27, 1999.


Slide 20
                              Superior Total Return

                               Xcel           Merrill Lynch
                               Energy        Electric Average
                               ------        ----------------

Dividend Yield                  5%-6%             4%-5%
EPS Growth                      7%-9%             4%-5%
                                ----              ----
Total Return                  12%-15%            8%-10%

Slide 21
                              Management Commitment

 -  Depth and breadth of Xcel Energy management team
 -  Management aligned with shareholder interests

                                      Xcel
                                     Energy
                                     ------
Chairman/Vice Chairman              3 - 5X Salary
Executive and Senior VPs            2 - 4X Salary
All Other Officers                1.5 - 2X Salary


Slide 22
                             Timeline to Completion

Timeline identifying the following key dates:
- March 25, 1999 Merger Announcement
- June 28, 1999 Shareholder Vote
- June-July State Filings & Federal Filings
- Target Completion Date of 12-18 Months, within March 2000-September 2000 timeframe

- NSP and NCE have developed a proactive plan for State and Federal approvals
- Shareholder vote scheduled for June 28, 1999 and requires a simple majority of all eligible votes


Slide 23
                             State Merger Approvals

Map showing the 4 states where Approval is Not Required which are:
     Oklahoma, South Dakota, Wisconsin and Michigan and the 8 states where Approval is Required which are:
      North Dakota, Minnesota, Wyoming, Colorado, Kansas, New Mexico, Texas and Arizona

 -  Majority of utility revenues are derived from Colorado, Minnesota and Texas



Slide 24
                                Reasons to Merge

  -  Accretive immediately
  -  Provides superior pro forma total return
  -  Increased balance sheet strength and flexibility
  -  Enhanced trading liquidity
  -  Combines  complementary  businesses
  -  Increases  scale and scope
  -  Positions for competition and restructuring



Slide 25
                                    Appendix

Slide 26
                               Xcel Energy Profile

                                      NSP          NCE         Xcel Energy
                                      ---          ---         -----------
Customer Accounts (Mil):
  Electric                            1.5          3.6             5.1
  Gas                                 0.5          1.4             1.9
  Total (Domestic and Int'l)          2.0          5.0             7.0
Generation (MW):
  Regulated                         7,149        7,984          15,133
  Non-Regulated                     8,669          247           8,916
  Total                            15,818        8,231          24,049

Transmission (Miles):
  Electric                          6,843       10,236          17,079
  Gas (T&D)                        15,730       18,041          33,771
  Gas (FERC regulated)                500            -             500

Thermal Supply                      1,000Mwt       170Mwt        1,170Mwt
Refuse Derived Fuel               675,000T/Yr        -         675,000T/Yr


Slide 27
                        Historical Contribution Analysis

                    Stacked Bar Chart of NSP           Stacked Bar Chart of NCE

                    1996      1997      1998           1996      1997      1998
                    ----      ----      ----           ----      ----      ----

Total EPS           $1.91     $1.73     $1.84          $2.64     $2.50     $3.06
NRG & Other         $0.12     $0.11     $0.26
Yorkshire & Other                                          -     $0.18     $0.30
Regulated Utility   $1.79     $1.62     $1.58          $2.64     $2.32     $2.76



Slide 28
                     Non-Regulated Complementary Businesses


                        NSP              NCE             Combined
                        ---              ---             --------
Non-Regulated           NRG             Quixx
 Generation             8,669MW         247MW             8,916MW

Energy Services         EMI            Planergy/
                                        Cadence
                       $54 Million     $9 Million         $63 Million
                        Sales             Sales             Sales

Energy Marketing         NSP           e prime
  and Trading          $121 Million    $255 Million       $376 Million
                        Sales           Sales               Sales

Other                  Seren Eloigne    Utility
                       Ultra-Power     Engineering
                       Thermal         Natural Fuels
                       $54 Million     $114 Million        $168 Million
                         Sales          Sales                Sales

Slide 29
                              New Century Energies
                                     Profile


NCE Bar Chart of Customer Growth (customers in 000)
Electric                  Gas                  -  $7.7 billion in assets
  19       1997           27                   -  1.6 million electric customers
  34       1998           32                           -  82% residential
  23       1999-Annually  25                   -  1.0 million gas customers
                                                       -  91% residential
                                               -  2.4 million international
Pie Chart of 1998 Contribution to Earnings          customers
81% Electric                                   -  2% electric customer growth
 9% Gas                                        -  3% gas customer growth
10% Non-Regulated                              -  7,984 MW regulated generation



Slide 30
                             New Century Energies -
                            International Operations
                         Yorkshire Energy Group Profile

- NCE's wholly-owned subsidiary, New Century International, owns a 50% interest in Yorkshire Power Group

     - Yorkshire distributes and supplies electricity to two million customers
     - Actively pursuing recently  deregulated gas supply business
     - Yorkshire has acquired approximately 400,000 natural gas customers

- Contributed 15% of NCE 1998 EPS

- Capture of new gas customers key to additional EPS growth

- Distribution price control review likely to have zero net impact



Slide 31
                             New Century Energies -
                            Non-Regulated Operations
                          Additional Business Profiles


- Utility Engineering Corporation - Provides engineering, design, construction, management and other services to utilities

-  Quixx Corporation - Develops IPP and co-generation projects

- The Planergy Group - A leading provider of energy consulting, for commercial & industrial customers

- e prime, inc. - A non-regulated electricity and gas marketing and trading affiliate

- New Century Cadence - An internet based commercial energy services company focused on energy efficiency/cost reduction

- Natural Fuels - Sells compressed natural gas as a transportation fuel and invests in companies that own natural gas fueling stations

Slide 32
                             New Century Energies -
                                Economic Outlook

-  Employment growth in 1998:
     -   4.3% in northern NCE counties
     -   1.7% in southern NCE panhandle counties
     -   1.5% nationally
-  3.4% unemployment rate vs. 4.5% nationally


                             New Century Energies -
                             Industry Restructuring

-   Colorado:
     -  18-month study bill passed May 1998
     -  Natural gas customer choice

-   Texas:  Senate Bill 7
     -  Electric restructuring bill approved by House and Senate
     -  Currently with Governor Bush for signature

-   New Mexico:  Customer choice bill passed in April 1999 to begin in 2001

-   Anticipated implementation timetable
     -  Colorado and Texas:  2002
     -  New Mexico:  2001


Slide 33
                             New Century Energies -
                              Regulatory Activities

-  Colorado:  Gas rate case
     -  NCE:  $23.4 million, 12% ROE
     -  CPUC oral decision (5/20/99):  $14.8 million, 11.25% ROE
          -    New rates effective 7/1/99

-  Voluntary emissions reduction plan

-  Texas:  Fuel reconciliation


Slide 34
                              New Century Energies
                            Net Income (in Millions)

                              1998           1997           1996
                              ----           ----           ----
Electric Utility              $279           $216           $239
Gas Utility                     30             27             17
International                   52             36             --
Other                            9              2             14
Corporate                      (28)           (19)             2
                               ---            ---              -

Consolidated (Total)          $342           $262           $272

Earnings Per Share           $3.06          $2.50          $2.64

Slide 35
                              Northern States Power
                                     Profile

NSP Bar Chart Customer Growth (Customers in 000)
Electric                 Gas                 - $7.4 billion in assets
  24       1997           14                 - 1.5 million electric customers
  20       1998           22                      -  88% residential
  18       1999-Annually  14                 - .5 million gas customers
                                                  -  91% residential
                                             - 1.0% electric customer growth
Pie Chart of 1998 Contribution to Earnings   - 3.0% gas customer growth
80% Electric                                 - 7,149 MW regulated generation
 6% Gas                                      - 8,669 MW non-regulated generation
14% Non-Regulated                              (1999E)



Slide 36
                             Northern States Power -
                               Pipeline Operations
                          Viking Transmission Profile

Map  of  the  North  Central  U.S.   identifying  the  location  of  the  Viking
Transmission Pipeline

     - 1999 Expansion $21.4 Million FERC Approved
     - Continue to Sell Future Expansion
     - Capacity of 460 Mcf/Day
     - Average Daily Capacity Factor of 98%

and the planned Guardian Pipeline.
     - 2002 in-service
     - 87% Contracted

- In the five years since NSP's  acquisition,  throughput has increased by 22%
- Guardian will have an initial capacity of 750 Mcf/Day and can be expanded to 1.1Bcf/day


Slide 37
                             Northern States Power -
                            Non-Regulated Operations
                               NRG Energy Profile

- NRG Energy maintains a 8,669 MW domestic and international portfolio of competitive independent power facilities
     - Recently acquired 4,745 MW of strategic generation assets in NEPOOL
     - NRG increased  contribution  to NSP EPS from 11% to 15% from 1997 to 1998
     - 20% contribution to NSP EPS expected in 1999

- District heating and cooling operations among the largest in the U.S.

Slide 38
                             Northern States Power -
                            Non-Regulated Operations
                          Additional Business Profiles


- Seren Innovations - Delivers high-speed internet access, telephone service, cable TV and video-on-demand

- Energy Masters International - Offers energy services focused on upgrading facilities for greater energy efficiency

- Eloigne Company - Invests in affordable housing developments principally within NSP service territories through the Federal Housing Tax Credit Program

-  UltraPower - Provides non-destructive testing of underground power cables



Slide 39
                             Northern States Power -
                                Economic Outlook

-  Employment growth in 1998:
     -  3.0% in Minneapolis/St. Paul SMSA
     -  1.5% nationally

-  2.0% unemployment rate vs. 4.5% nationally


Slide 40
                             Northern States Power -
                             Industry Restructuring

-   Minnesota:
     - Commission has directed the Dept. of Public Service to develop a comprehensive plan for gas and electric unbundling/retail choice/ restructuring by Jan. 1, 2001

-   North Dakota and South Dakota:
     -  No legislative or utility commission directives currently in place

-   Wisconsin:
     - Public utilities must transfer control of transmission facilities to an ISO or ITO by June 30, 2000

-   Michigan:
     -  Full retail customer choice on January 1, 2000


Slide 41
                              Northern States Power

                            Net Income (in Millions)

                              1998           1997           1996
                              ----           ----           ----
Electric Utility              $226           $200           $231
Gas Utility                     17             22             28
NRG                             42             22             20
EMI                             (8)           (11)            (9)
Other                            5              4              5
                               ---            ---              -

Consolidated (Total)          $282           $237           $275

Earnings Per Share           $1.84          $1.73          $1.91

                                Operating Matters

- Prairie Island and Monticello nuclear power plants maintain top tier INPO ratings